UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   January 27, 2003
                                                   ------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                  0-19277                     13-3317783
----------------------------      ------------             --------------------
(State or other jurisdiction      (Commission                  (IRS Employer
     of Incorporation)            File Number)             Identification No.)


         The Hartford Financial Services Group, Inc.
         Hartford Plaza
         Hartford, Connecticut                                   06115-1900
         ---------------------------------------------           ----------
         (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:      (860) 547-5000
                                                        -----------------


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Item 9.      Regulation FD Disclosure.


         After the close of business on Monday, January 27, 2003, the company expects to release 2002 fourth quarter and year-end earnings. Shortly thereafter, the company expects to release to the investment community its related investor financial supplement (the "IFS"), attached hereto as Exhibit
99.1. The IFS also will be made available to the public on the company's web site at www.thehartford.com.

         The company will review fourth quarter and year-end results in an analyst conference call scheduled for 10:00 a.m. EST Tuesday, January 28, 2003. The conference call will be simultaneously webcast at www.thehartford.com/ir/index.html.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.


Date: January 27, 2003      By: /s/ NEAL S. WOLIN
                            ---------------------------------------------
                            Name:    Neal S. Wolin
                            Title:   Executive Vice President and
                                     General Counsel

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                                  EXHIBIT INDEX


Exhibit Number                      Description
--------------                      -----------

Exhibit 99.1                        Investor Financial Supplement


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